Exhibit 99.1

ETERNAL IMAGE ANNOUNCES COMPLETION OF REVERSE SPLIT AND LOWERS ITS NUMBER OF AUTHORIZED COMMON SHARES BY 87%

Interim Ticker Symbol also Announced

FARMINGTON HILLS, MI – January 11, 2011 – Eternal Image, Inc. (the “Company”) (OTCQB:ETNLD), a public company engaged in the design, manufacturing and marketing of officially licensed memorial products such as caskets, urns, monuments, vaults and gift items, today announced that its planned 1-for-20 Reverse Split of Common Stock was effected on January 7, 2011.  The temporary ticker symbol for the Company is ETNLD, and after 20-days it will be ETNL.

“We are pleased to have our share structure down to a manageable, more efficient level,” said Clint Mytych, President & CEO for the Company.  “Our total outstanding shares and our authorized shares of common stock are now comparable to their levels from when Eternal Image first became a publicly traded company in early 2006.”

After the split was made effective on January 7, the Company’s total Outstanding Shares was 35,493,573; and its Float was 25,282,803 shares.  The Company also filed an Amendment to its Articles of Incorporation that reduced the number of   Authorized Common Shares to 100,000,000—a reduction of 650,000,000 shares.

About Eternal Image

Eternal Image, incorporated in 2006, is headquartered in Farmington Hills, MI. The company is the first and primary manufacturer and marketer of licensed brand image memorial products. Currently, the company offers urns and caskets that feature licensed images from Major League Baseball™, STAR TREK®, Precious Moments™, the Vatican Observatory Foundation®, and the Collegiate Licensing Company.  In 2010, Eternal Image formed a new division called the New World Gift Company.  New World manages the design, manufacturing, and marketing of ancillary products such as liturgical candles, retail memorial candles, registry books, memorial prayer cards, and other gift items.  For more information about Eternal Image or New World Gift Company, visit www.eternalimage.net, www.newworldgiftcompany.com, or call 1-888-6-CASKET.  Also, you can join us on Facebook at www.facebook.com/eternalimageinc and on Twitter at www.twitter.com/eternalimageinc.  Eternal Image is a public company traded on the OTC: Bulletin Board under the ticker symbol ETNLD.

SAFE HARBOR STATEMENT

Statements in this news release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include but are not limited to risk factors inherent in doing business. Forward-looking statements may be identified by terms such as “may”, “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or similar terms or the negative of these terms.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Registration Statement on Form SB-2, as amended on Form S-1. See www.sec.gov. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this report.

The company has no obligation to update these forward-looking statements.

Contacts:

Investor Relations Contact:

Tony Fazio, Cambridge Investor Relations; 781/214-9038